As filed with the Securities and Exchange Commission
                               on April 29, 1997


                                        Securities Act File No. 33-76032
                                        Investment Company Act File No. 811-8392

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                                         FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X /

                    Pre-Effective Amendment No.                  /  /

                    Post-Effective Amendment No. 3               /X /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X /


                         Amendment No. 4                         /X /


                        (Check appropriate box or boxes)


                           VARIABLE INVESTMENT TRUST
 ...................................................................
               (Exact Name of Registrant as Specified in Charter)

          3003 Summer Street
         Stamford, Connecticut                              06905
 .......................................           ........................
(Address of Principal Executive Office)                  (Zip Code)

Registrant's Telephone Number, including Area Code:  (203) 326-4040

                              Alan M. Lewis, Esq.
             Executive Vice President, General Counsel & Secretary
                   c/o GE Investment Management Incorporated
                               3003 Summer Street
                          Stamford, Connecticut  06905
                   .........................................
                    (Name and Address of Agent for Service)

                                   Copies to:

                            Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                              One Citicorp Center
                              153 East 53rd Street
                         New York, New York  10022-4669


                               Page 1 of    Pages
                            Exhibit Index at Page __

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)    _X_
on (date) pursuant to paragraph (b)                  ___
60 days after filing pursuant to paragraph (a)(1)    ___
on (date) pursuant to paragraph (a)(1) of Rule 485   ___
75 days after filing pursuant to paragraph (a)(2)    ___
on (date) pursuant to paragraph (a)(2) of Rule 485   ___

If appropriate, check the following box:

This post-effective amendment designates a new
effective date for a previously filed post-effective
amendment.                                           ___


An indefinite number of Registrant's shares of beneficial interest have been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on February 25, 1997.

                           VARIABLE INVESTMENT TRUST

                                   FORM N-1A
                             CROSS REFERENCE SHEET


Part A
Item No.                                                   Prospectus Heading
--------                                                   ------------------

1.       Cover Page.........................                       Cover Page

2.       Synopsis...........................                   Not applicable

3.       Condensed Financial
           Information......................                   Not applicable

4.       General Description of
           Registration.....................              Cover Page; General
                                                      Information; Investment
                                                    Objectives and Management
                                                Policies; Additional Matters;
                                                         Further Information:
                                                           Certain Investment
                                                    Techniques and Strategies

5.       Management of the Fund.............        Investment Objectives and
                                                         Management Policies;
                                                     Management of the Trust;
                                                         Further Information:
                                                           Certain Investment
                                                    Techniques and Strategies

5A.      Management's Discussion of
         Fund Performance ..................                   Not applicable


6.       Capital Stock and Other
           Securities.......................                       Dividends;
                                                            Distributions and
                                                            Taxes; Additional
                                                                      Matters

7.       Purchase of Securities
           Being offered....................              Purchase of Shares;
                                                             Net Asset Value;

8.       Redemption or Repurchase...........             Redemption of Shares

9.       Legal Proceedings..................                   Not applicable

Part B                                                Heading in Statement of
Item No.                                               Additional Information
--------                                              -----------------------

10.      Cover Page.........................                       Cover Page

11.      Table of Contents..................                         Contents

12.      General Information and History....                  The Portfolios'
                                                                 Performances
13.      Investment Objectives and
           Policies.........................            Investment Objectives
                                                     and Management Policies;
                                                         Further Information:
                                                           Certain Investment
                                                    Techniques and Strategies

14.      Management of the Trust............          Management of the Trust

15.      Control Persons and Principal
           Holders of Securities...........           Principal Stockholders;
                                                      Management of the Trust
                                                             See Prospectus--
                                                           Additional Matters

16.      Investment Advisory and
           Other Services...................          Management of the Trust

17.      Brokerage Allocation
           and Other Practices..............         Investment Restrictions;
                                                      Management of the Funds

18.      Capital Stock and Other
           Securities.......................             Redemption of Shares

19.      Purchase, Redemption and Pricing
           of Securities Being Offered......              Purchase of Shares;
                                                        Redemption of Shares;
                                                              Net Asset Value

20.      Tax Status.........................                         Taxation

21.      Underwriters.......................                   Not Applicable

22.      Calculation of Performance
           Data.............................     The Portfolios' Performances

23.      Financial Statements...............         Independent Accountants;
                                                         Financial Statements

Part C
------

                  Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

[LOGO]
VARIABLE INVESTMENT TRUST


Variable Investment Trust (the "Trust") is an open-end management investment company that offers a selection of diversified managed investment funds (each a "Portfolio" and collectively the "Portfolios"), each having a distinct investment objective that it seeks by following distinct investment policies. This Prospectus describes the following four Portfolios currently offered by the
Trust:

o GE International Equity Portfolio's investment objective is long-term growth of capital which the Portfolio seeks to achieve by investing primarily in foreign equity securities.

o GE U.S. Equity Portfolio's investment objective is long-term growth of capital which the Portfolio seeks to achieve through investment primarily in equity securities of U.S. companies.

o GE Fixed Income Portfolio's investment objective is to seek maximum income consistent with prudent investment management and the preservation of capital, which objective the Portfolio seeks to achieve by investing in fixed income securities.

o GE Money Market Portfolio's investment objective is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity, which objective the Portfolio seeks to achieve by investing in a defined group of short-term, U.S. dollar denominated money market instruments.

Shares of the Portfolios are offered only to insurance company separate accounts that fund certain variable contracts. The information contained in this Prospectus should be read together with the prospectus for the variable contracts.


This Prospectus briefly sets forth certain information about the Portfolios and the Trust that investors should know before allocating premiums or cash value from variable contracts to the Portfolios. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


An investment in GE Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Additionally, no assurance can be given that GE Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Shares of the Portfolios are not deposits with or obligations of any financial institution, are not guaranteed or endorsed by any financial institution or its affiliates, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


Additional information about the Portfolios and the Trust, contained in a Statement of Additional Information dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Trust at the telephone number listed below or by contacting the Trust at the address listed below. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. An investor may electronically access additional information about the Trust and Portfolios such as the SAI and other related materials after reading the Prospectus by accessing the SEC's World Wide Web site (http://www.sec.gov).

GE INVESTMENT MANAGEMENT INCORPORATED
Investment Adviser and Administrator


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus

April 30, 1997



                               TABLE OF CONTENTS


General Information ...................................................  2
Investment Objectives and Management Policies .........................  3
Management of the Trust ............................................... 19
Purchase of Shares .................................................... 22
Redemption of Shares .................................................. 22
Exchange Privilege .................................................... 22
Net Asset Value ....................................................... 23
Dividends, Distributions and Taxes .................................... 23
Custodian and Transfer Agent .......................................... 25
The Portfolios' Performances .......................................... 25
Further Information:
   Certain Investment Techniques and Strategies ....................... 27
   Additional Matters ................................................. 32



3003 Summer Street
Stamford, Connecticut 06905
(203)326-4040

FINANCIAL HIGHLIGHTS-


The tables below, which have been audited by Price Waterhouse LLP, whose report thereon appears in the Trust's Annual Report dated December 31, 1996 (the "Annual Report"), set forth selected financial data for a Portfolio share outstanding throughout the periods presented. The following information should be read in conjunction with the Financial Statements and Notes to the Financial Statements which are incorporated by reference into the Statement of Additional Information. The Portfolios' total returns presented below do not reflect cost of insurance company separate account charges. Further information about the performance of the Portfolios is contained in the Annual Report, copies of which may be obtained without charge by calling the GNA Variable Annuity Service Center at 1-800-455-0870 or by writing to the Center at 300 Berwyn Park, Berwyn, Pennsylvania 19312-0031.



                                                                               G.E. U.S. Equity        GE International Equity
                                                                                  Portfolio                  Portfolio
                                                                             ----------------------    ----------------------
                                                                             12/31/96  12/31/95 (b)    12/31/96  12/31/95 (b)
                                                                             --------  ------------    --------  ------------
Net asset value, beginning of period ......................................  $  19.27     $15.00       $  17.37     $15.00
Income (loss) from investment operations:
  Net investment income ...................................................      0.34       0.46           0.08       0.21
  Net realized and unrealized gains (losses) on investments ...............      3.90       4.87           2.70       2.45
                                                                             --------     ------       --------     ------
Total income (loss) from investment operations ............................      4.24       5.33           2.78       2.66
                                                                             --------     ------       --------     ------
Less distributions from:
  Net investment income ...................................................      0.35       0.47           0.08       0.14
  Net realized gains ......................................................      2.05       0.59           1.73       0.15
                                                                             --------     ------       --------     ------
Total distributions .......................................................      2.40       1.06           1.81       0.29
                                                                             --------     ------       --------     ------
Net asset value, end of period ............................................  $  21.11     $19.27       $  18.34     $17.37
                                                                             ========     ======       ========     =======
Total Return (a) ..........................................................     21.72%     35.58%         16.10%     17.74%
Ratios/Supplemental Data:
  Net assets, end of period (in thousands) ................................  $ 18,027     $9,071       $  8,205     $6,364
  Ratio of net investment income to average net assets* ...................      1.80%      2.10%          0.46%      0.88%
  Ratio of expenses to average net assets* ................................      0.80%      0.80%          1.20%      1.20%
  Ratio of expenses to average net assets before voluntary expense
   limitation* ............................................................      0.88%      1.03%          1.36%      1.35%
  Portfolio turnover rate .................................................        35%        71%            26%        60%
  Average brokerage commissions (c) .......................................  $   .071        N/A       $   .048        N/A

                                                                                GE Fixed Income           GE Money Market
                                                                                   Portfolio                 Portfolio
                                                                             ----------------------    ----------------------
                                                                             12/31/96  12/31/95 (b)    12/31/96  12/31/95 (b)
                                                                             --------  ------------    --------  ------------
Net asset value, beginning of period ......................................  $12.53       $12.00       $ 1.00        $ 1.00
Income (loss) from investment operations:
  Net investment income ...................................................    0.76          .82         0.05          0.05
  Net realized and unrealized gains (losses) on investments ...............   (0.43)        1.13         0.00          0.01
                                                                             ------       ------        -----         -----
Total income (loss) from investment operations ............................    0.33         1.95         0.05          0.06
                                                                             ------       ------        -----         -----
Less distributions from:
  Net investment income ...................................................    0.76         0.84         0.05          0.06
  Net realized gains ......................................................    0.26         0.58         0.00          0.00
                                                                             ------       ------        -----         -----
Total distributions .......................................................    1.02         1.42         0.05          0.06
                                                                             ------       ------        -----         -----
Net asset value, end of period ............................................  $11.84       $12.53       $ 1.00        $ 1.00
                                                                             ======       ======       ======         =====
Total Return (a) ..........................................................    2.92%       16.83%        4.87%         5.72%
Ratios/Supplemental Data:
  Net assets, end of period (in thousands) ................................  $5,388       $3,271       $4,390        $5,110
  Ratio of net investment income to average net assets* ...................    6.37%        6.52%        4.88%         5.41%
  Ratio of expenses to average net assets* ................................    0.75%        0.75%        0.50%         0.50%
  Ratio of expenses to average net assets before voluntary expense
   limitation* ............................................................    1.03%        1.15%        0.93%         0.87%
  Portfolio turnover rate .................................................     222%         253%         N/A           N/A
  Average brokerage commissions (c) .......................................     N/A          N/A          N/A           N/A

-------------------
Notes to Financial Highlights
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.

(c) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

*   Annualized for periods less than one year.

GENERAL INFORMATION

Shares of the Portfolios are offered only to insurance company separate accounts that fund certain variable annuity contracts (the "Contracts"). Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to the Portfolios, and the Portfolios may not be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and the separate account and any applicable restrictions or limitations thereunder.


Shares of the Portfolios are offered to the separate accounts of insurance companies, which may include insurance companies affiliated with GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of each Portfolio. The Trust may in the future offer shares of some or all of the Portfolios to qualified pension or retirement plans.



The Trust may also advertise a Portfolio's distribution rate and/or effective distribution rate. The distribution rate of a Portfolio represents a measure of dividends distributed for a spcified period. The distribution rate of a Portfolio differs from yield and total return and therefore is not intended to be a complete measure of performance. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Portfolio's effective distribtuion rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Portfolio's portfolio based on the market value of such obligations (with all purchases and sales of securities during such period included in the income calculation of a settlement date basis). In contrast, the distribution rate is based on the Portfolio's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Portfolio during the month.



INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Such a majority is defined in the 1940 Act as the lesser of
(1) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (2) more than 50% of the outstanding shares of the Portfolio. No assurance can be given that a Portfolio will be able to achieve its investment objective.

GE International Equity Portfolio

The investment objective of GE International Equity Portfolio (the "International Portfolio"), a diversified investment fund, is long-term growth of capital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities. The International Portfolio may invest in securities of companies and governments located in developed and developing countries outside the United States. The International Portfolio may also invest in securities of foreign issuers in the form of depositary receipts. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in securities issued by the U.S. Government and U.S. corporations. A more complete description of foreign securities and depositary receipts and the risks and special considerations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies." The International Portfolio intends to position itself broadly among countries and under normal circumstances, at least 65% of the Portfolio's assets will be invested in securities of issuers collectively having their principal business activities in no fewer than three different countries. The percentage of the International Portfolio's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. An issuer's domicile or nationality will be determined by reference to (a) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, or (b) the country in which the issuer has at least 50% of its assets situated.


In selecting investments on behalf of the International Portfolio, GEIM seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.



The International Portfolio, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks and securities convertible into common stock, including convertible debentures, convertible notes and common stock purchase warrants or rights, issued by companies believed by GEIM to have a potential for superior growth in sales and earnings. In most cases these securities are traded on foreign or U.S. exchanges. The International Portfolio will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization.



The International Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Portfolio's investment objective of long-term capital appreciation. GEIM believes that such a determination could be made, for example, upon the International Portfolio's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the International Portfolio in debt instruments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.

The International Portfolio's investments in debt securities are limited to those that are rated investment grade; up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIM to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated below investment grade are described below under "Risk Factors and Special Considerations."





Under normal circumstances, the International Portfolio invests in securities of issuers located in a number of different countries outside the United States as described above, and may invest a portion of its total assets in cash and/or money market instruments of the types described below under "Additional Investments-Money Market Instruments" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. During periods when GEIM believes there are unstable market, economic, political or currency conditions abroad, the Portfolio may adopt a temporary defensive position and (i) restrict the securities markets in which its assets will be invested and invest all or a significant portion of its assets in securities of the types described above issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation hold cash and/or invest in money market instruments of the types described below under "Additional Investments-Money Market Instruments." Included among the money market instruments in which the International Portfolio may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations-Repurchase and Reverse Repurchase Agreements." To the extent that it holds cash or invests in money market instruments, the International Portfolio may not achieve its investment objective of long-term capital appreciation.



The International Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"), and securities of other investment funds. In addition, the International Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities and selling securities short against the box. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."


GE U.S. Equity Portfolio

The investment objective of GE U.S. Equity Portfolio (the "U.S. Equity Portfolio"), a diversified investment fund, is long-term growth of capital, which objective the Portfolio seeks to achieve through investment primarily in equity securities of U.S. companies. In pursuing its objective, the U.S. Equity Portfolio, under normal conditions, invests at least 65% of its assets in equity securities, consisting of common stocks and preferred stocks, and securities convertible into common stocks, including convertible bonds, convertible debentures, convertible notes and warrants or rights issued by U.S. companies. The equity securities issued by U.S. companies in which the U.S. Equity Portfolio invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the U.S. Equity Portfolio that are not exchange-traded are non-publicly traded or traded in the U.S. over-the-counter market. Up to 15% of the U.S. Equity Portfolio's assets may be invested in foreign securities. The U.S. Equity Portfolio also may invest in securities of foreign issuers in the form of depositary receipts. A more complete description of foreign securities and depositary receipts and the risks and special considerations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."


In managing the assets of the U.S. Equity Portfolio, GEIM uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by GEIM, or that appear attractive on a dividend discount model. These securities generally are sold from the U.S. Equity Portfolio's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The U.S. Equity Portfolio holds these securities until GEIM determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Portfolio, GEIM seeks to produce a portfolio that GEIM believes will have similar characteristics to the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), by virtue of blending investments in both "value" and "growth" securities. Since the U.S. Equity Portfolio's strategy seeks to combine the basic elements of companies comprising the S&P Index, but is designed to select investments deemed to be the most attractive within each category, GEIM believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P Index on a total return basis.


The U.S. Equity Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in these kinds of debt securities is consistent with the Portfolio's investment objective of long-term growth of capital. GEIM believes that such a determination could be made, for example, upon the U.S. Equity Portfolio's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the U.S. Equity Portfolio in debt instruments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.


During normal market conditions, a portion of the U.S. Equity Portfolio's total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments-Money Market Instruments" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. During periods in which GEIM believes that investment opportunities in the U.S. equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of U.S. equity securities), the U.S. Equity Portfolio may for temporary defensive purposes hold cash and/or invest in the same types of money market instruments without limitation. Included among the money market instruments in which the U.S. Equity Portfolio may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations-Repurchase and Reverse Repurchase Agreements." To the extent that it holds cash or invests in money market instruments, the U.S. Equity Portfolio may not achieve its investment objective of long-term growth of capital.

The U.S. Equity Portfolio's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the U.S. Equity Portfolio's investments is included as an Appendix to the Statement of Additional Information.





The U.S. Equity Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, Rule 144A Securities and zero coupon obligations. In addition, the U.S. Equity Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk
Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."


GE Fixed Income Portfolio

The investment objective of GE Fixed Income Portfolio (the "Income Portfolio"), a diversified investment fund, is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Income Portfolio's securities holdings may occur but is not an objective of the Portfolio. In seeking to achieve its investment objective, the Income Portfolio invests in the following types of fixed income instruments: securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and preferred stocks issued by U.S. and foreign companies; zero coupon obligations, floating and variable rate instruments; mortgage related securities, adjustable rate mortgage related securities ("ARMs"), collateralized mortgage obligations ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; and money market instruments. The Income Portfolio may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities, and asset-backed and receivable-backed securities, are subject to several risks, including the prepayment of principal. Other risks and special considerations applicable to these instruments are described in "Further
Information: Certain Investment Techniques and Strategies."

The Income Portfolio is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of its portfolio securities is anticipated to be approximately five to 10 years. The Income Portfolio's investments in bonds are limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Income Portfolio's investments is included as an Appendix to the Statement of Additional Information.

The Income Portfolio will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Portfolio's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIM to be of comparable quality. In addition, no obligation will be purchased by the Income Portfolio if, as a result of the purchase, more than 10% of the Portfolio's total assets would be invested in obligations rated BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIM deems to be of comparable quality.

Up to 35% of the Income Portfolio's total assets may be invested in obligations of foreign companies or foreign governments or their agencies and instrumentalities. Investments in foreign companies and agencies or instrumentalities of foreign governments made by the Income Portfolio usually will involve currencies of foreign countries. Risks and special considerations applicable to investing in foreign countries are described below under "Risk Factors and Special Considerations." Under normal market conditions, the Income Portfolio may invest a substantial portion of its assets in money market instruments of the types described below under "Additional Investments-Money Market Instruments" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. Moreover, when GEIM believes that economic and other market conditions warrant, for temporary defensive purposes, the Income Portfolio may hold cash or invest in such short-term money market instruments without limitation.

The Income Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, repurchase agreements, illiquid securities, Rule 144A Securities, securities of supranational agencies and securities of other investment funds. In addition, the Income Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."


GE Money Market Portfolio

The investment objective of GE Money Market Portfolio (the "Money Market Portfolio"), a diversified investment fund, is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Money Market Portfolio invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities;
(6) debt securities issued by foreign issuers; and (7) repurchase agreements.

The Money Market Portfolio limits its investments to securities that the

Trust's Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Portfolio. "Eligible Securities" as used in this Prospectus means securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Money Market Portfolio acquires the security. Currently, six organizations are NRSROs: S&P, Moody's, Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the Appendix to the Statement of Additional Information. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Money Market Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities"), and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Money Market Portfolio may invest more than 5% (but not more than 25%) of the then-current value of the Portfolio's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Portfolio does not make more than one such investment at any one time. If the Money Market Portfolio acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the Trust's Board of Trustees. Determination of comparable quality is made by GEIM in accordance with procedures established by the Board of Trustees. The Money Market Portfolio invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Money Market Portfolio are valued on the basis of amortized cost, as described below under "Net Asset Value."

The Money Market Portfolio, in addition to investing as described above, may hold Rule 144A Securities. In addition, the Money Market Portfolio may engage in the following types of investment techniques and strategies: entering into reverse repurchase agreements, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain

Investment Techniques and Strategies."


Additional Investments

Some or all of the Portfolios may invest in the types of instruments and engage in the types of strategies described in detail below. These instruments and strategies may be subject to the risks and special considerations described below under "Risk Factors and Special Considerations."


The Trust's annual report for the year ended December 31, 1996 contains information regarding relevant market conditions and investment strategies and techniques pursued by GEIM during such year and is available to shareholders without charge upon request by calling the GNA Variable Annuity Service Center at 1-800-455-0870 or by writing to the Center at 300 Berwyn Park, Berwyn, Pennsylvania 19312-0031.



MONEY MARKET INSTRUMENTS. The types of money market instruments in which each Portfolio, other than the Money Market Portfolio, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund described below are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers,
(iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. Each Portfolio, other than the Money Market Portfolio, may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolios (other than the Money Market Portfolio) and other accounts advised by GEIM or its affiliate General Electric Investment Corporation ("GEIC"). The Investment Fund invests exclusively in the money market instruments described in (i) through
(vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Portfolio incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Portfolio, other than the Money Market Portfolio, may invest up to 25% of its assets in the Investment Fund.



Each of the Portfolios may invest in the following types of Government
Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government, only if GEIM determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

Each Portfolio, other than the Money Market Portfolio, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. The International Portfolio and the U.S. Equity Portfolio may invest in these instruments only if they are rated AAA or AA by S&P or Aaa or Aa by Moody's or have received an equivalent rating from another NRSRO, or if unrated, are deemed by GEIM to be of equivalent quality. The Income Portfolio may invest in such money market instruments if they are rated no lower than B by S&P or Moody's or have received an equivalent rating from another NRSRO, or if unrated, are deemed by GEIM to be of equivalent quality. Commercial paper held by such Portfolios, other than the Money Market Portfolio may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in an Appendix to the Statement of Additional Information. At no time will the investments of a Portfolio, other than the Money Market Portfolio, in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's assets.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. Each Portfolio may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by GEIM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.



The Money Market Portfolio may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Money Market Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. The Money Market Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to the Money Market Portfolio's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.


NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The U.S. Equity Portfolio, the International Portfolio and the Income Portfolio may each invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities. In addition, each Portfolio, other than the Money Market Portfolio, may invest up to 15% of its assets in "illiquid securities"; the Money Market Portfolio may not, under any circumstance, invest in illiquid securities. In no event, however, will any Portfolio's investments in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its assets. Illiquid securities are securities that cannot be disposed of by a Portfolio within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid securities that are held by a Portfolio take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIM has determined are not liquid under guidelines established by the Trust's Board of Trustees.

Indexed Securities. The Income Portfolio may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Income Portfolio will bear the market risk of the reference instrument.

Purchasing Put and Call Options on Securities. Each Portfolio, other than the Money Market Portfolio, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio's net assets.

Covered Option Writing. Each Portfolio, other than the Money Market Portfolio, may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Portfolios with option-writing authority write only covered options. A put or call option written by a Portfolio will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Portfolios-Covered Option Writing" in the Statement of Additional Information for specific situations where put and call options will be deemed to be covered by a Portfolio.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. To facilitate closing purchase transactions, the Portfolios with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position.

Securities Index Options. In seeking to hedge all or a portion of its investments, a Portfolio, other than the Money Market Portfolio, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in its portfolio. The Portfolios with such option writing authority may write only covered options. A Portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.


A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date.

A securities index option written by a Portfolio will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Portfolios-Covered Option Writing" in the Statement of Additional Information for specific situations where securities index options will be deemed to be covered by a Portfolio. If the Portfolio has written a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

Futures and Options on Futures. Each Portfolio, other than the Money Market Portfolio, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved. No Portfolio will enter into a transaction involving futures and options on futures for speculative purposes.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the SEC staff is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Portfolios-Covered Option Writing" in the Statement of Additional Information) and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.


Forward Currency Transactions. The International Portfolio, the U.S. Equity Portfolio and the Income Portfolio may each hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. No Portfolio will enter into forward currency transactions for speculative purposes. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Portfolio enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. A Portfolio, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to the contracts.


Upon maturity of a forward currency contract, a Portfolio may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Portfolio's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Portfolio prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Portfolio.

In hedging a specific portfolio position, a Portfolio may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIM. A Portfolio's exposure with respect to forward currency contracts is limited to the amount of the Portfolio's aggregate investments in instruments denominated in foreign currencies.

Options on Foreign Currencies. The International Portfolio, the U.S. Equity Portfolio and the Income Portfolio may each purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. The Portfolios with such option writing authority may write only covered options. No Portfolio will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Portfolio's options on foreign currencies to 5% of the value of the Portfolio's total assets.


Investment Restrictions

The Trust has adopted certain fundamental investment restrictions with respect to each Portfolio that may not be changed without approval of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Included among those fundamental restrictions are those listed below.

1. No Portfolio may borrow money, except that the Money Market Portfolio may enter into reverse repurchase agreements, and except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 331/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Portfolio's total assets are outstanding, the Portfolio will not make any additional investments.

2. No Portfolio may lend its assets or money to other persons, except through
(a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Portfolio's assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Portfolio may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Portfolio, other than the Money Market Portfolio, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Portfolio may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Portfolio's investments in Government Securities and (b) up to 25% of the value of the assets of a Portfolio, other than the Money Market Portfolio, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Portfolio may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Portfolio that are issued by domestic banks are excluded from this restriction. For purposes of this restriction, the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Price Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

Certain other investment restrictions adopted by the Trust with respect to the Portfolios are described in the Statement of Additional Information.


Risk Factors and Special Considerations

Investing in the Portfolios involves risk factors and special considerations, such as those described below:


General. GEIM's principal officers, directors, and portfolio managers serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of December 31, 1996, in excess of $57.9 billion. An investment in shares of any Portfolio, however, should not be considered to be a complete investment program.


Debt Instruments. A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Certain Investment Grade Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Low-rated Securities. Certain Portfolios are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

Although the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Portfolio and calculating the Portfolio's net asset value.

Non-Publicly Traded and Illiquid Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that GEIM deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


Repurchase and Reverse Repurchase Agreements. A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.


A reverse repurchase agreement involves the risk that the market value of the securities retained by the Money Market Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Money Market Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

Investment in Foreign Securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Investing in Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Covered Option Writing. Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option. In addition, no assurance can be given that a Portfolio will be able to effect closing purchase transactions at a desired time. The ability of a Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although a

Portfolio will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

A Portfolio will engage in hedging transactions only when deemed advisable by GEIM. Successful use by a Portfolio of options will depend on GEIM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

Securities Index Options. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIM desires that a Portfolio engage in such a transaction.

Futures and Options on Futures. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

Forward Currency Transactions. In entering into forward currency contracts, a Portfolio will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIM's special skills and experience with respect to those instruments and will usually depend upon GEIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

The Trust's ability to dispose of a Portfolio's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIM cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Portfolio will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

Instruments and Strategies Involving Special Risks. Certain instruments in which the Portfolios can invest and certain investment strategies that the Portfolios may employ could expose the Portfolios to various risks and special considerations. The instruments presenting risks to a Portfolio that holds the instruments are: Rule 144A Securities, depositary receipts, securities of supranational agencies, securities of other investment funds, floating and variable rate instruments, participation interests, zero coupon obligations, custodial receipts, mortgage related securities, government stripped mortgage related securities, and asset-backed and receivable-backed securities. Among the risks that some, but not all of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Portfolios are: engaging in when-issued or delayed-delivery securities transactions, lending portfolio securities and selling securities short against the box. Among the risks that some, but not all, of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See "Further Information: Certain Investment Techniques and Strategies" for a more complete description of these instruments and strategies.


Portfolio Transactions and Turnover

All orders for transactions in securities, options, futures contracts and options on future contracts on behalf of the Portfolios will be placed by GEIM with broker-dealers that it selects, including affiliated brokers. A Portfolio may use a GE-affiliated broker in connection with a purchase or sale of securities if, in the judgment of GEIM, the use of such a GE-affiliated broker is likely to result in price and execution at least as favorable to the Portfolio as those obtainable through other qualified broker-dealers, and if, in the transaction, the affiliated broker charges the Portfolio a fair and reasonable rate consistent with that payable by the Portfolio to other broker-dealers on comparable transactions. The same standard applies to the use of a GE-affiliated broker as a commodities broker in connection with entering into futures contracts and options on futures contracts.

The Trust cannot predict precisely the turnover rate for any Portfolio, but expects that the annual turnover rate will generally not exceed 50% for the International Portfolio, 50% for the U.S. Equity Portfolio and 300% for the Income Portfolio. The portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory purposes. For the fiscal year ended December 31, 1996 and for the period from January 3 (commencement of operations) through December 31, 1995, the actual portfolio turnover rates of the Portfolios were: the International Portfolio-26% and 60%, the U.S. Equity Portfolio-35% and 71%, and the Income Portfolio-222% and 253%, respectively. A 100% annual turnover rate would occur if all of a Portfolio's securities were replaced one time during a period of one year. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. GEIM does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Portfolio consistent with the Portfolio's investment objective and policies. The SAI contains additional information regarding portfolio transactions and turnover.


MANAGEMENT OF THE TRUST



Board of Trustees

Overall responsibility for management and supervision of the Portfolios rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Portfolios, including agreements with the Portfolios' investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Portfolios have been delegated to GEIM. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.


Investment Adviser and Administrator

GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, serves as the investment adviser and administrator of each Portfolio. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


GEIM has served as the investment adviser of the GE Funds, a family of eleven mutual funds (two of which are not presently being offered) separate from the Trust and its Portfolios since their inception in 1993 and other institutional accounts, including Financial Investors Trust since March 1997. In addition, GEIM acts as investment sub-adviser to PaineWebber Global Equity Fund, a series of PaineWebber Investment Trust, since its inception in 1991, the Global Growth Portfolio of PaineWebber Series Trust, Global Small Cap Fund Inc. since March, 1995, the International Equity Portfolio of the IDEX Series Fund since its inception in February 1997, and since their inception in January 1997, the International Equity Portfolio and U.S. Equity Portfolio of the WRL Series Fund, Inc., which are offered only to insurance companies that fund certain variable contracts. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of GE, and which currently acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior Society members are former members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Program Long Term Interest Fund. GEIC also serves as the investment adviser to the General Electric Company Pension Trust. Through GEIM and GEIC and their predecessors (collectively referred to as "GE Investments"), GE has nearly 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of December 31, 1996, in excess of $57.9 billion, of which roughly $11.7 billion is invested in mutual funds.


As a Portfolio's investment adviser, GEIM, subject to the supervision and direction of the Trust's Board of Trustees, manages the Portfolio in accordance with its stated investment objective and policies, makes investment decisions for the Portfolio and places purchase and sale orders for its portfolio transactions. The Portfolios pay GEIM fees for advisory services provided by GEIM to the Portfolios that are accrued daily and paid monthly at the following annual rates of the value of the Portfolios' average daily net assets: the International Portfolio-.80%, the U.S. Equity Portfolio-.50%, the Income Portfolio-.45% and the Money Market Portfolio-.25%. The fee paid by the International Portfolio is higher than investment management fees paid by most other mutual funds.

As a Portfolio's administrator, GEIM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; prepares reports to the shareholders of the Portfolio; and assists in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. GEIM also pays the salaries of all personnel employed by both it and the Trust and provides each Portfolio with investment officers who are authorized by the Board of Trustees to execute purchases and sales of securities on behalf of the Portfolio. Each Portfolio pays GEIM fees for administrative services provided by GEIM to the Portfolio that are accrued daily and paid monthly at an annual rate of .05% of the value of the Portfolios' average daily net assets. GEIM may delegate to others all or a part of its responsibilities as administrator.

Although investment decisions for each Portfolio are made independently from those of the other accounts managed by GEIM, investments of the type a Portfolio may make may also be made by those other accounts. When a Portfolio and one or more other accounts managed by GEIM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

The agreements governing the investment advisory services furnished to the Trust by GEIM provide that, if GEIM ceases to act as the investment adviser to the Trust, at GEIM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Portfolios to a name not including the initials "GE."

Portfolio Management


Eugene K. Bolton leads a team of portfolio managers for the U.S. Equity Portfolio. Mr. Bolton has more than 12 years of investment experience and has held positions with GE Investments since 1984. He is currently a Director and Executive Vice President of GE Investments, heading up its domestic equities operation.









Ralph R. Layman leads a team of portfolio managers for the International Portfolio. He has more than 17 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as an Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel. Mr. Layman is currently a Director and an Executive Vice President of GE Investments, heading up its international equities operation.



Robert A. MacDougall leads a team of portfolio managers for the Income Portfolio. He has more than 13 years of investment experience and has held positions with GE Investments since 1986. Mr. MacDougall is currently a director and an Executive Vice President of GE Investments, heading up its fixed income operation.





GEIM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


Expenses of the Portfolios

Each Portfolio will bear its own expenses, which generally include all costs not specifically borne by GEIM. Included among the Portfolios' expenses are: a portion of the costs incurred in connection with the Trust's organization; investment advisory and administration fees; fees paid to members of the Trust's Board of Trustees who are not affiliated with GEIM or any of its affiliates; fees for necessary professional and brokerage services; fees for any pricing service; the costs of custody, transfer agency and recordkeeping services; the costs of regulatory compliance; a portion of the costs associated with maintaining the Trust's legal existence; and the costs of corresponding with shareholders of the Portfolios. GEIM intends to reduce or otherwise limit these expenses, other than investment advisory and administration fees which are discussed above under "Investment Adviser and Administrator," on an annualized basis, to the following annual rate of the value of the Portfolio's average daily net assets: the U.S. Equity Portfolio-.25%, the International Portfolio-.35%, the Income Portfolio-.25% and the Money Market Portfolio-.20%. In addition, the Trust's agreement with GEIM with respect to each Portfolio provides that GEIM will reimburse the Portfolio to the extent required by applicable state laws for certain expenses that are described in the Statement of Additional Information.

A detailed description of the fees and expenses involved in investing in the Contracts and the Portfolios is included in the applicable Contract prospectus.


PURCHASE OF SHARES



General


Shares of the Portfolios are offered to the insurance company separate accounts that fund the Contracts and to qualified pension and retirement plans for the benefit of plan participants, and may at any time be offered to separate accounts of any insurer approved by the Trustees (collectively, the "Insurers"). The shares are sold on a continuous basis and may be purchased by the separate accounts or qualified pension and retirement plans without any sales charge at net asset value. Purchase orders are submitted to the Portfolios based on premium payments properly furnished to the Insurers by Contract owners. Similarly, qualified pension and retirement plans may transmit to the Trust any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. A purchase order will be processed at the net asset value next determined with respect to the shares of the Portfolio being purchased after the purchase order has been received and accepted by State Street Bank and Trust Company ("State Street"), the Trust's custodian and transfer agent. For a description of the manner of calculating a Portfolio's net asset value, see "Net Asset Value."


Purchase orders for shares of a Portfolio will be accepted by the Trust only on a day on which the Portfolio's net asset value is calculated. See "Net Asset Value" below. The Trust may in its discretion reject any order for the purchase of shares of a Portfolio. For the convenience of shareholders and in the interest of economy, the Trust will not issue physical certificates representing shares in any Portfolio.


REDEMPTION OF SHARES

Redemptions in General


Shares of each Portfolio may be redeemed without charge on any day on which the Portfolio's net asset value is calculated as described below under "Net Asset Value." Redemption requests are submitted to the Portfolios based on surrender or partial withdrawal requests properly furnished to the Insurers by the Contract owners or by plan trustees or participants to the qualified pension and retirement plans. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests re-ceived after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request.




EXCHANGE PRIVILEGE



Under an exchange privilege offered by the Trust, shares of each Portfolio may be exchanged at their respective net asset values for shares of any of the other Portfolios described in this Prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of another Portfolio. The Trust may, upon 60 days' prior written notice, materially modify or terminate the exchange privilege with respect to the Portfolios.

Shareholders exercising the exchange privilege should carefully review the prospectus disclosure for the Portfolio they are considering investing in prior to making an exchange.


NET ASSET VALUE



Each Portfolio's net asset value per share, is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). Net asset value per share of a Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. In general, a Portfolio's investments will be valued at market value or, in the absence of market value, at fair value as determined by or under the direction of the Trust's Board of Trustees. The Trust will seek to maintain the Money Market Portfolio's net asset value at $1.00 per share for purposes of purchases and redemptions, although no assurance can be given that the Trust will be able to do so on a continuous basis.

Securities that are primarily traded on a foreign exchange generally will be valued for purposes of calculating a Portfolio's net asset value at the preceding closing value of the securities on the exchange, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign securities exchange will be valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. An option that is written or purchased by a Portfolio generally will be valued at the mean between the last asked and bid prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system which considers market transactions and dealer supplied valuations.

All assets and liabilities of a Portfolio initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, GEIM may consult with an independent pricing service or services, retained by the Trust. Further information regarding the Trust's valuation policies is contained in the Statement of Additional Information.

All portfolio securities held by the Money Market Portfolio, and any short-term investments of the other Portfolios that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating


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interest rates on the market value of the investment) when the Trust's Board of
Trustees determines that amortized cost is fair value.


DIVIDENDS, DISTRIBUTIONS AND TAXES


Dividends and Distributions

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Portfolio. All dividends and capital gains distributions paid by a Portfolio will be automatically invested, at net asset value, by the separate accounts in additional shares of the Portfolio. Dividends attributable to the Income Portfolio and the Money Market Portfolio are declared daily and paid monthly. Dividends attributable to the net investment income of the International Portfolio and the U.S. Equity Portfolio are declared and paid annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. If a separate account redeems all of its shares of the Income Portfolio or the Money Market Portfolio at any time during a month, all dividends to which the separate account is entitled will be paid to the separate account along with the proceeds of its redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Income Portfolio and within five days following the end of each month for the Money Market Portfolio. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. All expenses of the Income Portfolio and the Money Market Portfolio are accrued daily and deducted before declaration of dividends to the separate accounts. Earnings of the Income Portfolio and the Money Market Portfolio for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday.

Each Portfolio may be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Portfolio's shareholders, the Trust will declare and pay dividends of the Portfolio's net investment income and distributions of the Portfolio's net capital gains more frequently than stated above.


Taxes

Each Portfolio is treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned are determined separately for each Portfolio (rather than on a Trust-wide basis).

The Trust intends that each Portfolio qualify each year as a "regulated investment company" within the meaning of the Code. To qualify as a regulated investment company, the Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect


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to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options, futures, or forward contracts held for less than three months (other than options, futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, but only if such currencies (or options, futures, or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Portfolio (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than Government Securities or the securities of other regulated investment companies). As a regulated investment company and provided certain distribution requirements are met, a Portfolio will not be subject to federal income tax on its net investment income and net capital gain that it distributes to the separate accounts, its shareholders.

Dividends paid by a Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio. The Trust has been informed by the separate accounts that they should, for federal income tax purposes, be considered the shareholders of each of the Portfolios.


Shares of each Portfolio are offered only to insurance company accounts that currently fund variable annuity contracts and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of a Portfolio and (2) the holders of Contracts funded through those accounts.


To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each

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calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. Compliance with these diversification rules will limit the ability of the Money Market Portfolio and the Income Portfolio, in particular, to invest more than 55% of their assets in direct obligations of the U.S. Treasury or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.


CUSTODIAN AND TRANSFER AGENT

State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's custodian and transfer agent, and is responsible for receiving acceptance orders for the purchase of shares and processing redemption requests.

THE PORTFOLIOS' PERFORMANCES

Certain information about the Portfolios' performances are set out below.


Yield


The Trust may, from time to time, include the yield and effective yield of the Money Market Portfolio in advertisements or reports to shareholders or prospective investors. Current yield for the Money Market Portfolio will be based upon income received by a hypothetical investment in a given seven-day period (which period will be stated in the advertisement), and then "annualized" (that is, assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends. The current seven-day yield and effective seven-day yield as of December 31, 1996 were 4.77% and 4.88%, respectively.


The Trust may, from time to time, advertise a 30-day "yield" for each of the International Portfolio, the U.S. Equity Portfolio and the Income Portfolio. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by a Portfolio during the period by the net asset value per share for the Portfolio on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the Portfolio's net asset value. The 30-day yield for the period ended December 31, 1996 for the Income Portfolio was 6.23%.


Total Return

From time to time, the Trust may advertise an "average annual total return" over various periods of time for each of the International Portfolio, the U.S. Equity Portfolio and the Income Portfolio. This total return figure shows an average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Portfolio's shares and the reinvestment of any income, dividends and/or capital gains distributions made by the Portfolio during the period in shares of the same Portfolio. Figures will be given for recent one-, five- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Portfolio's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.


The Trust may use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Portfolio, for the specific period (again reflecting changes in the Portfolio's share price and the reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Reflecting compounding over a longer period of time, aggregate total return data generally will be higher than average annual total return data, which reflects compounding of return. The Portfolio's average total returns were as follows for the fiscal year ending December 31, 1996 and for the period January 3 (commencement of operations) through December 31, 1996: International Portfolio-16.10% and 16.92%; U.S. Equity Portfolio-21.72% and 28.46%; Income Portfolio-2.92% and 9.66%; and Money Market Portfolio-4.86% and 5.29%, respectively.


The Trust may, in addition to quoting a Portfolio's average annual and aggregate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized total returns may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, which reflects compounding of return.

Yield and total return figures are based on historical earnings and are thus not intended to indicate future performances. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return.


The Trust may also advertise a Portfolio's distribution rate and/or effective distribution rate. The distribution rate of a Portfolio represents a measure of dividends distributed for a specific period. The distribution rate of a Portfolio differs from yield and total return and therefore is not intended to be a complete measure of performance. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Portfolio's portfolio based on the market value of such obligations (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis). In contrast, the distribution rate is based on the Portfolio's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Portfolio during the month.


Comparative Performance Information

In reports or other communications to shareholders of a Portfolio or in advertising materials, the Trust may compare the Portfolio's performance with
(1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIM derived from those indexes. The performance information may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Portfolio's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Portfolio's. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.


FURTHER INFORMATION: CERTAIN INVESTMENT TECHNIQUES AND STRATEGIES


The Portfolios may engage in a number of investment techniques and strategies, including those described below. No Portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Portfolio.


Strategies Available to All Portfolios


When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Each Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash, Government Securities or other liquid assets in an amount equal to the amount of each Portfolio's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian or designated subcustodian in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.


Lending Portfolio Securities. Each Portfolio is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Portfolio's net assets taken at value. The Portfolio's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian or designated sub-custodian in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.


Rule 144A Securities. Each of the Portfolios may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Portfolio's limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Portfolio's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Portfolio. The Board of Trustees has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEIM's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIM cannot predict how this market will develop.


Strategies Available to Some But Not All Portfolios

Depositary Receipts. The International Portfolio and the U.S. Equity Portfolio may each invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United

States about an unsponsored ADR than about a sponsored ADR. The International Portfolio and the U.S. Equity Portfolio may each invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.


Supranational Agencies. The Income Portfolio may invest up to 10% of its assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.


Investments In Other Investment Funds. The International Portfolio and the Income Portfolio may each invest in investment funds that invest principally in securities in which the Portfolio is authorized to invest. Under the 1940 Act, a Portfolio may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company, and the Portfolio may not own more than 3% of the securities of any investment company. Investments by the Portfolio (other than the Money Market Portfolio) in the Investment Fund and other accounts advised by GEIM or GEIC, is not considered an investment in another investment fund or investment company for purposes of this paragraph and the restrictions just described. To the extent a Portfolio invests in other investment companies, the Portfolio's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.


Floating and Variable Rate Instruments. The Income Portfolio and the Money Market Portfolio may each invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease or may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary in-versely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.


Zero Coupon Obligations. The U.S. Equity Portfolio and the Income Portfolio may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of the U.S. Equity Portfolio and the Income Portfolio will receive no payments on its zero coupon securities, prior to their maturity or disposition, each Portfolio will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent each of the U.S. Equity Portfolio and the Income Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the U.S. Equity Portfolio and the Income Portfolio to pay distributions, the Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.


Mortgage Related Securities. The mortgage related securities in which the Income Portfolio will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Income Portfolio. Because prepayments of principal generally occur when interest rates are declining, the Income Portfolio will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Portfolio's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Income Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

ARMs have interest rates that reset at periodic intervals, thereby allowing the Income Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Income Portfolio generally will be able to reinvest these amounts in securities with a higher current rate of return. The Income Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Income Portfolio's net asset value may fluctuate more than if it did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Income Portfolio before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIM, the Income Portfolio limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Government Stripped Mortgage Related Securities. The Income Portfolio may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Portfolio will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Income Portfolio.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Income Portfolio's not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Income Portfolio expects that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Income Portfolio will be able to effect a trade of a government stripped mortgage related security at a desired time. The Income Portfolio will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Trust's Board of Trustees, the Trust treats government stripped mortgage related securities as illiquid and will limit the Income Portfolio's investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. The Income Portfolio may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Income Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Income Portfolio's investment objective and policies and subject to the review and approval of the Trust's Board of Trustees, the Income Portfolio may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. With respect to up to 10% of its total assets, the Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEIM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.


For financial reporting and tax purposes, the Income Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. The International Portfolio may sell securities "short against the box." Whereas a short sale is the sale of a security the International Portfolio does not own, a short sale is "against the box" if at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.


ADDITIONAL MATTERS



The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the "Declaration"), under the laws of The Commonwealth of Massachusetts on February 25, 1994. The Declaration authorizes the Trust's Board of Trustees to create separate series, of an unlimited number of shares of beneficial interest, par value $.001 per share.

When issued, shares of a Portfolio will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Certain aspects of the shares may be changed, upon notice to Portfolio shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

When matters are submitted for shareholder vote, each shareholder of each Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of each Portfolio vote by individual Portfolio on all matters except (1) a matter affecting the interests of one or more of the Portfolios, in which case only shares of the affected Portfolios would be entitled to vote, or (2) when the 1940 Act requires that shares of the Portfolios be voted in the aggregate. Normally, no meetings of shareholders of the Portfolios will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

An insurance company issuing a Contract that participates in the Portfolios will vote shares in the applicable separate account as required by law and interpretation thereof, as such may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from Contract owners and must vote shares in the applicable separate account in proportion to the voting instructions received. For further discussion, please refer to the prospectus for your Contract.



Trustees of qualified pension and retirement plans are expected to vote shares of the Portfolios held by their plans either in their own discretion or in accordance with instructions received from participants in such plans if such participants have a voting intereset in such plans.


The Trust will send to each shareholder of each Portfolio a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Portfolio. Management's discussion of the performance of the Portfolios will be included in the Portfolios' annual reports, which will be furnished to shareholders free of charge.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED INTO THIS PROSPECTUS BY REFERENCE IN CONNECTION WITH THE OFFERING OF SHARES OF VARIABLE INVESTMENT TRUST, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY VARIABLE INVESTMENT TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, AN OFFER MAY NOT LAWFULLY BE MADE.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 29, 1997



VARIABLE INVESTMENT TRUST
3003 Summer Street, Stamford, Connecticut 06905
For information, call (203) 326-4040


                           o  GE U.S. Equity Portfolio
                           o  GE International Equity Portfolio
                           o  GE Fixed Income Portfolio
                           o  GE Money Market Portfolio


                                    CONTENTS

                                                    Page

Investment Objectives and Management Policies......... 2
Investment Restrictions...............................10
Management of the Trust...............................15
Redemption of Shares..................................18
Exchange Privilege....................................18
Net Asset Value.......................................19
Taxation..............................................20
The Portfolios' Performances..........................23
Additional Information................................25
Counsel...............................................26
Independent Accountants...............................26
Financial Statements..................................26
Appendix.............................................A-1


                  This Statement of Additional Information supplements the information contained in the current Prospectus of Variable Investment Trust (the "Trust") dated April 29, 1997, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained without charge by calling the Trust at the telephone number listed above. This Statement of Additional Information, although not a prospectus, is incorporated in its entirety by reference into the Prospectus.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

                  The Prospectus discusses the investment objectives and policies of the following four managed investment funds (each a "Portfolio" and collectively the "Portfolios") currently offered by the Trust: GE U.S. Equity Portfolio (the "U.S. Equity Portfolio"), GE International Equity Portfolio (the "International Portfolio"), GE Fixed Income Portfolio (the "Income Portfolio") and GE Money Market Portfolio (the "Money Market Portfolio"). Supplemental information is set out below concerning certain of the securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

STRATEGIES AVAILABLE TO ALL PORTFOLIOS

                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  LENDING PORTFOLIO SECURITIES. A Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

                  BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

                  A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.


                  RATINGS AS INVESTMENT CRITERIA. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by GE Investment Management Incorporated ("GEIM") as initial criteria for the selection of portfolio securities on behalf of the Portfolios, GEIM also relies upon its own analysis to evaluate potential investments.


                  Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio, other than the Money Market Portfolio, GEIM will consider the event in its determination of whether the Portfolio should continue to hold the securities. In the event of a lowering of the rating of a security held by the Money Market Portfolio or a default by the issuer of the security, the

Portfolio will dispose of the security as soon as practicable, unless the Trust's Board of Trustees determines that disposal of the security would not be in the best interests of the Portfolio. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

STRATEGIES AVAILABLE TO SOME BUT NOT ALL PORTFOLIOS


                  SECURITIES OF OTHER INVESTMENT COMPANIES. A Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Portfolio's total assets and (c) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. Investments by the Portfolio (other than the Money Market Portfolio) in the GEI Short-Term Investment Fund, an investment Fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolios (other than the Money Market Portfolio) and other accounts advised by either GEIM or its affiliate GEIM, is not considered an investment in another investment company for purposes of this restriction.

                  COVERED OPTION WRITING. The Portfolios with option- writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if, at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian or (2) if the Portfolio continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or a designated sub-custodian).

                  The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

                  So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Portfolios are expected to purchase only call or put options issued by the Clearing Corporation. GEIM expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

                  A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.

                  STOCK INDEX OPTIONS. A Portfolio may purchase and write put and call options on stock indexes or stock index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad or narrow market index or on an industry or market segment.

                  The delivery requirements of options on stock indexes differ from options on stock. Unlike a stock option, which contemplates the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

                  The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. As a result, successful use by a Portfolio of options on stock indexes is subject to GEIM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual stocks.

                  FUTURES CONTRACTS. No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

                  Although the Trust intends that the Portfolios enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

                  If a Portfolio has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

                  OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.

                  FORWARD CURRENCY TRANSACTIONS. The cost to a Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of ex change that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally antici pated, a Portfolio may not be able to sell currency at a price above the anticipated devaluation level. A Portfolio will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

                  OPTIONS ON FOREIGN CURRENCIES. Certain transactions involving options on foreign currencies are undertaken on con tract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the "SEC"), as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option posi tions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                  The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

                  Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors,
(2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

                  MORTGAGE RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities in which the Income Portfolio may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

                  Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conven tional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of these securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

                  Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. GEIM assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the Income Portfolio.


                            INVESTMENT RESTRICTIONS

                  Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed with respect to a Portfolio without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio. Investment restrictions 11 through 17 may be changed by a vote of the Board of Trustees at any time.

                  1. No Portfolio may borrow money, except that the Money Market Portfolio may enter into reverse repurchase agreements, and except that each Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Portfolio's total assets are outstanding, the Portfolio will not make any additional investments.

                  2. No Portfolio may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Portfolio's assets taken at market value,
(c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

                  3. No Portfolio may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Portfolio, other than the Money Market Portfolio, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

                  4. No Portfolio may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Portfolio's investments in Government Securities and (b) up to 25% of the value of the assets of a Portfolio, other than the Money Market Portfolio, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

                  5. No Portfolio may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Portfolio that are issued by domestic banks are excluded from this restriction.

                  6. No Portfolio may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Portfolio may acquire securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

                  7. No Portfolio may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Portfolio may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

                  8. No Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

                  9. No Portfolio may purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Portfolio.

                  10. No Portfolio may invest in commodities, except that each Portfolio (other than the Money Market Portfolio) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

                  11. No Portfolio may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Portfolio, other than the Money Market Portfolio, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts and (b) the Money Market Portfolio may acquire "puts" and "unconditional puts" as defined in Rule 2a-7 under the 1940 Act.

                  12. No Portfolio may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase (a) the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or (b) more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies.

                  13. No Portfolio may invest in companies for the purpose of exercising control or management.

                  14. No Portfolio may purchase securities (other than Government Securities) if, as a result of the purchase, the

Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

                  15. No Portfolio may purchase or retain securities of any company if, to the knowledge of the Trust, any of the Trust's officers or Trustees or any officer or director of GEIM individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

                  16. No Portfolio may purchase warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets of which not more than 2% of the value of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. For purposes of this restriction, warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value. The Money Market Portfolio may not invest in any form of warrants.

                  17. No Portfolio may purchase illiquid securities if more than 15% of the total assets of the Portfolio would be invested in illiquid securities; the Money Market Portfolio will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Portfolio within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities.

                  18. No Portfolio may purchase restricted securities if more than 10% of the total assets of the Portfolio would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities. In no event, however, will any Portfolio's investment in illiquid and non- publicly traded securities, in the aggregate, exceed 15% of its assets.

                  The Trust may make commitments more restrictive than the restrictions listed above with respect to a Portfolio to permit the sale of shares of the Portfolio in certain states. Should the Trust determine that any such commitment is no longer in the best interests of a Portfolio and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Portfolio in the state involved or may otherwise modify its commitment based on a change in the state's restrictions. The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction number 5, the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

PORTFOLIO TRANSACTIONS AND TURNOVER

                  Decisions to buy and sell securities for each Portfolio are made by GEIM, subject to review by the Trust's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Portfolio from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

                  Whenever GEIM deems it to be beneficial to a Portfolio, it may aggregate the Portfolio's purchase, sale or other activities with those being performed by GEIM for other customers. In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, GEIM seeks the best overall terms available. In assessing the best overall terms available for any transaction, GEIM considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between the Trust and GEIM relating to each Portfolio authorizes GEIM, on behalf of the Portfolio, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which GEIM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Portfolio will not be reduced by reason of the Portfolio's receiving brokerage and research services. The Trust's Board of Trustees periodically reviews the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales on behalf of the Portfolios will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of a Portfolio or GEIM is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC. All brokerage transaction commissions paid to affiliates will be fair and reasonable to the shareholders.

                  The Money Market Portfolio may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Portfolio's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Portfolio will not result in the Portfolio's paying high brokerage commissions.


                  During the year ended December 31, 1996 and during the period ended December 31, 1995, the following commissions were paid to broker-dealers for execution of portfolio transactions: U.S. Equity Portfolio paid $297,732 and $17,532; and the International Portfolio paid $247,676 and $56,558, respectively. Of such amounts, the following amounts were paid to a broker because of research services provided during the respective year: U.S. Equity Portfolio paid $39,502 and $3,612; and the International Portfolio paid $12,853 and $35,385. The Income Portfolio and the Money Market Portfolio made no payments to broker-dealers for execution of portfolio transactions during the 1996 and 1995 fiscal year.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

                  The names of the Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years and their other affiliations are shown below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. An asterisk appears before the name of each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act.



                                                           Principal
                                    Positions Held         Occupation(s)
Name and Address                    with Trust             During Past Five Years
----------------                    --------------         ----------------------

*Michael J. Cosgrove                Chairman of the        Age 47.  Executive Vice
3003 Summer Street                  Board and President    President - Mutual Funds of
Stamford, CT 06905                                         GEIM and General
                                                           Electric Investment
                                                           Corporation ("GEIC"),
                                                           a wholly-owned
                                                           subsidiary of General
                                                           Electric Company
                                                           ("GE") that is
                                                           registered as an
                                                           investment adviser
                                                           under the Investment
                                                           Advisers Act of 1940,
                                                           as amended, since
                                                           March 1993
                                                           (responsibilities
                                                           include general
                                                           management of all
                                                           mutual funds managed
                                                           by GEIM and GEIC) and
                                                           Director of GEIC and
                                                           Executive Vice
                                                           President and
                                                           Director of GEIM
                                                           since 1988; from 1988
                                                           until 1993, Mr.
                                                           Cosgrove served as
                                                           Executive Vice
                                                           President-Finance and
                                                           Administration of
                                                           GEIM and GEIC.

*Alan M. Lewis                      Trustee and            Age 50.  Executive Vice
3003 Summer Street                  Executive Vice         President, General Counsel
Stamford, CT 06905                  President              and Secretary of GEIM since
                                                           1988 and of GEIC since
                                                           October 1987.


                                                           Principal
                                    Positions Held         Occupation(s)
Name and Address                    with Trust             During Past Five Years
----------------                    --------------         ----------------------

John R. Costantino                  Trustee                Age 50.  Managing Director,
150 East 58th Street                                       Walden Partners, Ltd.,
New York, NY 10055                                         consultants and investors,
                                                           since August 1992;
                                                           President, CMG
                                                           Acquisition Corp.,
                                                           Inc., a holding
                                                           company, since 1988;
                                                           Vice Chairman,
                                                           Acoustiguide
                                                           Holdings, Inc., a
                                                           holding company,
                                                           since 1989; President
                                                           CMG/IKH, Inc., a
                                                           holding company,
                                                           since 1991; Director,
                                                           CrossLand Federal
                                                           Savings Bank, a
                                                           financial
                                                           institution;
                                                           Director, Brooklyn
                                                           Bankcorp, Inc., a
                                                           financial
                                                           institution;
                                                           Director, IK
                                                           Holdings, Inc., a
                                                           holding company,
                                                           since 1991; Director,
                                                           I. Kleinfeld & Son,
                                                           Inc., a retailer,
                                                           since 1991; Director,
                                                           High Performance
                                                           Appliances, Inc., a
                                                           distributor of
                                                           kitchen appliances
                                                           ("HPA"), since 1991;
                                                           Director, HPA Hong
                                                           Kong, Ltd., a service
                                                           subsidiary of HPA,
                                                           since 1991; Director,
                                                           Lancit Media
                                                           Productions, Ltd., a
                                                           children's and family
                                                           television film and
                                                           videotape production
                                                           company, since 1995;
                                                           Partner, Costantino
                                                           Melamede-Greenberg
                                                           Investment Partners,
                                                           a general investment
                                                           partnership, from
                                                           September 1987
                                                           through August 1992.

William J. Lucas                    Trustee                Age 49.  Vice
Fairfield University                                       President and
North Benson Road                                          Treasurer of
Fairfield, CT 06430                                        Fairfield
                                                           University since
                                                           1983.


                                                           Principal
                                    Positions Held         Occupation(s)
Name and Address                    with Trust             During Past Five Years
----------------                    --------------         ----------------------

Robert P. Quinn                     Trustee                Age 61.  Retired since 1983
45 Shinnecock Rd.                                          from Salomon Brothers Inc.;
Quogue, NY 11959                                           Director, GP Financial Corp.,
                                                           a holding company,
                                                           since 1994; Director,
                                                           The Greenpoint
                                                           Savings Bank, a
                                                           financial
                                                           institution, since
                                                           1987.

*Jeffrey A. Groh                    Treasurer              Age 34.  Treasurer and
3003 Summer Street                                         Controller of GEIC since
Stamford, CT 06905                                         August 1994; prior to August,
                                                           1994, was a Senior
                                                           Manager in Investment
                                                           Company Services
                                                           Group and certified
                                                           public accountant
                                                           with Price
                                                           Waterhouse.

*Matthew J. Simpson                 Secretary              Age 36.  Vice President,
3003 Summer Street                                         Associate General Counsel and
Stamford, CT 06905                                         Assistant Secretary of GEIM
                                                           and GEIC since
                                                           October 1992;
                                                           attorney with the law
                                                           firm of Baker &
                                                           McKenzie, April 1991
                                                           to October 1992;
                                                           prior to April 1991
                                                           was an attorney with
                                                           the law firm of
                                                           Spengler Carlson
                                                           Gubar Brodsky &
                                                           Frischling.


No employee of GE or any of its affiliates receives any compen sation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEIM, GE, or any affiliate of those companies, receives an annual fee of $5,000 and $500 for each meeting of the Trust's Board of Trustees attended by the Trustee for services as Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

Trustees Compensation
(for the year ended December 31, 1996)



                           Total          Total Compensation from
Name of Trustee       Compensation from    all Investment Companies
---------------           the Trust       Managed by GEIC or GEIM
                      -----------------   -------------------------
Michael J. Cosgrove          None                   None+
Alan M. Lewis                None                   None+
John R. Costantino         $7,000                 $17,000++
William J. Lucas           $7,000                 $17,000++
Robert P. Quinn            $7,000                 $17,000++

-----------------------

+ Messrs. Cosgrove and Lewis serve as Trustees of two investment companies advised by GEIM and of eight investment companies advised by GEIC. They are considered to be interested persons of each investment company advised by GEIM or GEIC, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serve as Trustees thereof without compensation.

++ Messrs. Costantino, Lucas and Quinn serve as Trustees of two investment companies advised by GEIM and the compensation is for their services as Trustees of both companies.

INVESTMENT ADVISER AND ADMINISTRATOR


                  GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, a wholly-owned subsidiary of GE, bears all expenses in connection with the performance of its services as each Portfolio's investment adviser and administrator. For the years ended December 31, 1996 and 1995, the International Portfolio, the Equity Portfolio, the Income Portfolio and the Money Market Portfolio paid $25,469 and $77,057, $33,323 and $53,162, $16,244 and $22,614, and $13,273 $15,595, respectively, for investment advisory and administration services. Pursuant to state securities laws, GEIM has agreed that, if in any fiscal year of a Portfolio, the aggregate expenses of a Portfolio (including management fees, but excluding interest, taxes, brokerage fees, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, GEIM will reimburse the Trust up to the amount of the Portfolio's investment advisory fees. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Portfolios requires reimbursement of expenses in any year that a Portfolio's expenses, subject to the limitation, exceed 2-1/2% of the first $30 million of the average daily value of the Portfolio's net assets, 2% of the next $70 million of the average daily value of the Portfolio's net assets and 1-1/2% of the remaining average daily value of the Portfolio's net assets.

CUSTODIAN AND TRANSFER AGENT

                  State Street Bank and Trust Company ("State Street") is located at 225 Franklin Street, Boston, Massachusetts 02101 and serves as custodian and transfer agent of the Portfolios' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Portfolio. For its custody services, State Street receives monthly fees charged to the Portfolios based upon the month-end, aggregate net asset value of the Portfolios, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Portfolios.


                              REDEMPTION OF SHARES

                  Information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders. The separate accounts' policies on when or whether to buy or redeem shares of a Portfolio are described in the prospectus relating to the applicable variable annuity contract.


                               EXCHANGE PRIVILEGE

                  The exchange privilege described in the Prospectus enables a separate account to exchange its shares in a Portfolio for shares in another Portfolio having a different investment objectives and policies, as described herein. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Portfolio being acquired. The Trust reserves the right to reject any exchange request.


                                NET ASSET VALUE

                  The Trust will not calculate net asset value on certain holidays. On those days, securities held by a Portfolio may nevertheless be actively traded, and the value of the Portfolio's shares could be significantly affected.

                  Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of a Portfolio may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Portfolios initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Trust's Board of Trustees. In carrying out the Board's valuation policies, GEIM may consult with one or more independent pricing services ("Pricing Service") retained by the Trust.

                  Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded.

                  The valuation of the portfolio securities of the Money Market Portfolio is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument.

                  The use of the amortized cost method of valuing the portfolio securities of the Money Market Portfolio is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEIM to present minimal credit risks. Pursuant to the rule, GEIM has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Portfolio's holdings at such intervals as GEIM may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

                  The rule regarding amortized cost valuation provides that the extent of any deviation between the Money Market Portfolio's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Trust's Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Portfolio, the Board of Trustees must, in accordance with the rule, cause the Portfolio to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling instruments held by the Portfolio prior to their maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


                                    TAXATION

                  Set forth below is a summary of certain Federal income tax considerations generally affecting the Portfolios and their shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

                  Shares of the Portfolios are currently offered only to insurance company separate accounts that fund certain variable annuity contracts (the "Contracts"). See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of Contract holders.

                  Each Portfolio will be treated as a separate entity for federal income tax purposes. Each Portfolio's net investment income and capital gains distributions are determined separately from any other series that the Trust may designate.

REGULATED INVESTMENT COMPANY STATUS

                  The Trust intends that each Portfolio will qualify separately each year as a "regulated investment company" under the Code. If a Portfolio (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Portfolio will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. In addition, in order to avoid a 4% excise tax, a Portfolio must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the period ending on October 31 of such calendar year and all undistributed income from prior years.

                  The requirements for qualifications as a regulated investment company include two significant rules as to investment results. First, a Portfolio must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test"). Second, a Portfolio must earn less than 30% of its gross income from short-term (less than three months) gains on the sale of certain investments (the "30% Test").

                  The 30% Test will restrict the extent to which a Portfolio may, among other things: (1) sell or purchase put options on securities held for less than three months or purchase put options on substantially identical securities (unless the option and the security are acquired on the same day);
(2) write options that expire in less than three months; and (3) close options that were written or purchased within the preceding three months. For purposes of the 30% Test, a Portfolio's increases or decreases in value of short-term investment positions that constitute certain designated hedging transactions may generally be netted. The Trust does not expect that the 30% Test will significantly affect the investment policies of any Portfolio.

                  A Portfolio's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) will require the Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Trust seeks to monitor transactions of each Portfolio, will seek to make the appropriate tax elections on behalf of the Portfolio and seeks to make the appropriate entries in the Portfolio's books and records when the Portfolio acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

SEGREGATED ASSET ACCOUNT

                  The Trust has been informed that each of the separate accounts intends to qualify as a "segregated asset account" within the meaning of the Code. For a separate account to qualify as a segregated asset account, the Portfolio in which such separate account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a Portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. For these purposes, all obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers.

                  Income on assets of a separate account qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract holders. However, in the event a separate account is not so qualified, all annuities allocating any amount of premiums to such separate account will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities during the period of disqualification.

                  The Trust has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments. In particular, the ability of the Money Market Portfolio and the Income Portfolio to invest in U.S. Government securities may be materially limited by these diversification requirements.


                          THE PORTFOLIOS' PERFORMANCES

                  As noted in the Prospectus, the Trust, from time to time, may quote a Portfolio's performance, in terms of its yield and/or total return, in reports or other communications to shareholders of the Portfolio or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

YIELD

                  The yield for the Money Market Portfolio is computed by (1) determining the net change in the value of a hypothetical preexisting account in the Portfolio having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Portfolio may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

                  The 30-day yield figure described in the Prospectus is calculated for a Portfolio (other than the Money Market Portfolio) according to a formula prescribed by the SEC. The formula can be expressed as follows:

                            Yield = 2[(a-b + 1)6-1]
                                       cd

Where:

                  a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period (net of
                           reimbursement).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

                  For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

                  Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its holdings, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite result can be expected to occur.

                  Yield information is useful in reviewing the perfor mance of a Portfolio, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Portfolio should remember that yield is a function of the kind and quality of the instruments in the Portfolio's holdings, portfolio maturity, operating expenses and market conditions.

AVERAGE ANNUAL TOTAL RETURN

                  The "average annual total return" figures described in the Prospectus, are computed for a Portfolio (other than the Money Market Portfolio) according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)n = ERV

Where P    =       a hypothetical initial payment of $1,000;
      T    =       average annual total return;
      n    =       number of years; and
      ERV  =       Ending Redeemable Value of a hypothetical $1,000
                   investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                  The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AGGREGATE TOTAL RETURN

                  The "aggregate total return" figures described in the Prospectus represent the cumulative change in the value of an investment in a Portfolio (other than the Money Market Portfolio) for the specified period and are computed by the following formula:

                        Aggregate Total Return = ERV - P
                                                   P

Where P    =    a hypothetical initial payment of $1,000; and
      ERV  =    Ending Redeemable Value of a hypothetical $1,000
                investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                             PRINCIPAL STOCKHOLDERS

                  Great Northern Insured Annuity Corporation ("GNA") is the only person known to the Trust to be a control person of each of the Portfolios. So long as GNA owns in excess of 25% of the amount of outstanding shares of a Portfolio it will be deemed to be a control person; however, assuming no further investment by GNA, an increase in the amount of assets of a Portfolio will result in a diminution of its holdings. The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding shares of any class of the Funds as of March 31, 1997:


Name and Address
of Record                                 Amount of        Percent of
Ownership             Name of Portfolio   Ownership        Portfolio
---------             -----------------   ---------        ---------

Great Northern        International       450,223 shares   99.67%
Insured Annuity       Portfolio
Corporation*
("GNA")
Two Union Square
Seattle, WA 98101

GNA*                  Equity Portfolio    863,965 shares   99.82%
Two Union Square
Seattle, WA 98101

GNA*                  Income Portfolio    443,624 shares   95.44%
Two Union Square
Seattle, WA
98101

Name and Address
of Record                                 Amount of        Percent of
Ownership             Name of Portfolio   Ownership        Portfolio
---------             -----------------   ---------        ---------

GNA*                  Money Market        4,600,598 shares 99.52%
Two Union Square      Portfolio
Seattle, WA
98101

--------------------

* The ownership interest of GNA is held in insurance separate accounts established by GNA in connection with a variable annuity and modified guaranteed annuity contract (the "Contract"). No person or entity participating under the Contract is known to the Trust to be a control person of any Portfolio.

                             ADDITIONAL INFORMATION

                  The Trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated February 25, 1994, as amended from time to time (the "Declaration"). In the interest of economy and convenience, certificates representing shares of a Portfolio are not physically issued. State Street maintains a record of each shareholder's ownership of shares of a Portfolio.

                  Massachusetts law provides that shareholders of the Portfolios could, under certain circumstances be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Portfolio for all losses and expenses of any shareholder of the Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder of a Portfolio's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Trust and the Portfolios in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Portfolios.


                                    COUNSEL

                  Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, serves as counsel for the Trust.


                            INDEPENDENT ACCOUNTANTS

                  KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as independent accountants of the Trust.


                              FINANCIAL STATEMENTS

                  The Annual Report, dated December 31, 1996, which either accompanies this Statement of Additional Information or has previously been provided to the person to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

         The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

         Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

         Thompson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

         Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Portfolios, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

         AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

         BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

         Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                           VARIABLE INVESTMENT TRUST

                                     PART C

                               OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements:

                  (1)      Financial Highlights**

                  (2)      Schedule of Investments as of December 31, 1996**

                  (3) Statements of Assets and Liabilities as of December 31, 1996**

                  (4) Statement of Operations for the fiscal year ended December 31, 1996**

                  (5) Statement of Changes in Net Assets for the fiscal years ended December 31, 1996 and December 31, 1995**

--------------------

** Incorporated by reference to the Trust's Annual Report to shareholders for the fiscal year ended December 31, 1996.


         (b)      Exhibits

         Exhibit
         No.               Description of Exhibit
         -------           ----------------------
         1                 Declaration of Trust*

         2                 By-Laws*

         3                 Inapplicable

         4                 Inapplicable



------------------------
*        Previously filed

         5                 Investment Advisory Agreement*

         6                 Inapplicable

         7                 Inapplicable

         8                 Custodian Contract*

         9(a)              Transfer Agency Agreement and Service Agreement*

         9(b)              Administration Agreement*

         10(a) Opinion of Willkie Farr & Gallagher, including consent*

         11                Consent of Price Waterhouse

         12                Inapplicable

         13                Purchase Agreement*

         14                Inapplicable

         15                Inapplicable

         16 Schedule of computation of performance data information


----------------------------------
* Previously filed


Item 25.          Persons Controlled by or Under Common Control with
                  Registrant.

                  See Item 28



Item 26.          Number of Holders of Securities


                                     Number of Record
         Title of Class              Holders as of March 29, 1997
         --------------              ----------------------------

         Shares                               10

Item 27.          Indemnification

                  Reference is made to Article IV of the Declaration of Trust of Variable Investment Trust (the "Registrant") filed as Exhibit 1 to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted for Trustees, officers and controlling persons of the Registrant pursuant to the provisions of Registrant's Declaration of Trust, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

                  Reference is made to "Management of the Trust" in the Prospectus forming Part A, and "The Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

                  The list required by this Item 28 of officers and directors of GEIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

Item 29.          Principal Underwriters

                  Inapplicable.


Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the

Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; State Street Bank and Trust Company ("State Street"),Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and Boston Financial Data Services, Inc., a subsidiary of State Street, located at 2 Heritage Drive, Quincy, Massachusetts 02171.


Item 31.          Management Services

                  Inapplicable.


Item 32.          Undertakings

                  (a) Registrant undertakes to call a meeting of the shareholders of each Portfolio for the purpose of voting upon the question of removal of a trustee or trustees of the Registrant when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, covering fiscal year 1996, upon request and without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 23rd day of April, 1997.

                                               By: /s/ Michael J. Cosgrove
                                                   -----------------------
                                                       Michael J. Cosgrove
                                                       President and Chairman
                                                         of the Board

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


Signature                  Title                           Date
---------                  -----                           ----

/s/ Michael J. Cosgrove    President and Chairman          April 23, 1997
-----------------------    of the Board
    Michael J. Cosgrove    (Chief Executive Officer)



/s/ Alan M. Lewis          Executive Vice President        April 23, 1997
-----------------------    and Trustee
    Alan M. Lewis


/s/ John R. Costantino     Trustee                         April 23, 1997
-----------------------
    John R. Costantino


/s/ William J. Lucas       Trustee                         April 23, 1997
-----------------------
    William J. Lucas


/s/ Robert P. Quinn        Trustee                         April 23, 1997
-----------------------
    Robert P. Quinn


/s/ Jeffrey A. Groh        Treasurer                       April 23, 1997
-----------------------    (Chief Financial and
    Jeffrey A. Groh        Accounting Officer)

                                 EXHIBIT INDEX


Exhibit No.                     Description of Exhibit

11                              Consent of Price Waterhouse

16                              Schedule of computation of performance
                                data information

--------------------------
*Previously filed